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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                November 12, 2002
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                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                                0-50066                       48-1175170
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(State or other jurisdiction    (Commission File Number)           (IRS Employer
of incorporation)                                            Identification No.)


610 Alamo Pintado Road, Solvang, California                                93463
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(Address of principal executive offices)                              (Zip Code)


                                 (805) 688-6644
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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   (Former name, former address and former fiscal year, if changed since last report)



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ITEM 5.        OTHER EVENTS

        On November 12, 2002, Harrington West Financial Group, Inc. (the "Company") announced the closing of an initial public offering of 1,120,000 shares of its common stock, of which 973,615 shares were sold by the Company and 146,385 shares were sold in the aggregate by selling stockholders, a copy of the release is attached as an exhibit hereto.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    The following exhibits are included with this Report:

               Exhibit 99.1     Press Release dated November 12, 2002.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           HARRINGTON WEST FINANCIAL GROUP, INC.


                                           By: /s/ Craig J. Cerny
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                                               Craig J. Cerny
                                               Chairman of the Board and Chief
                                               Executive Officer


Date: November 12, 2002.